cbdMD

POWERED BY NATURE. ENHANCED BY *SCIENCE.*

NYSE: American: **YCBD**

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to the expansion of the consumer market for CBD products and our ability to increase cbdMD's market share post-closing, among others. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD Industries' Annual Report on Form 10-K for the fiscal year ended September 30, 2018 as filed with the Securities and Exchange Commission (the "SEC") on December 12, 2018, our Quarterly Report on Form 10-Q/A for the period ended December 31, 2018 as filed with the SEC on April 25, 2019, our Quarterly Report on Form 10-Q for the period ended March 31, 2019 as filed with the SEC on May 15, 2019 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD Industries and are difficult to predict. cbdMD Industries does not undertake any duty to update any forward-looking statements except as may be required by law.


ORANGE
cbdMD
PREMIUM
CBD OIL
1500MG
1oz / 30mL
MADE IN THE U.S.A.
cbdMD

AN INDUSTRY LEADER WITH THE HIGHEST STANDARD

YCBD NYSE

First American CBD company to be traded on a national exchange: NYSE: American: YCBD


+0.60
+3.77%
4.94%
+0.20
4.15%
-0.10
-0.51%
1.03%
+0.05
+0.85%
1.68%
-0.02
-0.99%
1.00%
1.54%

cbdMD

WHAT IS CBD?





CBD is a natural phytocannabinoid that works synergistically with your body's endocannabinoid system (ECS). The ECS is responsible for maintaining homeostasis – the body's ability to regulate and stabilize itself from the outside environment. By regulating the central nervous system, the ECS is responsible for triggering your body's pain response, as well as numerous other bodily functions.

FARM BILL / LEGALIZATION

cbdMD



2018 Farm Bill Signed into Law December 20, 2018

- Hemp & Hemp-derived CBD are now federally legal in the U.S.
- Hemp has been de-scheduled and permanently removed from Controlled Substances Act (CSA)
- Removed from the jurisdiction of the Drug Enforcement Agency (DEA)
- U.S. federal law protects the sale of hemp-derived CBD
- “Hemp” is defined as Cannabis sativa, containing no more than 0.3% THC

cbdMD's COMMITMENT TO YOU

cbdMD

Commitment to Restful Sleep

About 25% of Americans experience acute insomnia each year [1]

Commitment to Relieving Stress

77% Percent of American people who regularly experience physical symptoms caused by stress [2]

Commitment to Relaxation and Focus

About 4% of American Adults deal with ADHD on a daily basis [3]

Commitment to Combating Inflammation

In 2018, a report from the CDC's National Center for Health Statistics found only 23% of Americans are meeting the federal standards set in 2008 for time spent exercising.[4]

(1) University of Pennsylvania School of Medicine. "One in four Americans develop insomnia each year: 75 percent of those with insomnia recover." ScienceDaily. ScienceDaily, 5 June 2018. <www.sciencedaily.com/releases/2018/06/180605154114.htm>

(2) The American Institute of Stress & American Psychological Association Stress in America 2014- https://www.stress.org/daily-life

(3) Kessler RC, Adler L, Barkley R, Biederman J, Conners CK, Demler O, Faraone SV, Greenhill LL, Howes MJ, Secnik K, Spencer T, Ustun TB, Walters EE, Zaslavsky AM. The prevalence and correlates of adult ADHD in the United States: results from the National Comorbidity Survey Replication. Am J Psychiatry. 2006 Apr;163(4):716-23. PMID: 16585449

(4) Blackwell DL, Clarke TC. State variation in meeting the 2008 federal guidelines for both aerobic and muscle-strengthening activities through leisure-time physical activity among adults aged 18–64: United States 2010–2015. National Health Statistics Reports; no 112. Hyattsville, MD: National Center for Health Statistics. 2018.

cbdMD

100% U.S. GROWN

Our CBD comes from organically grown hemp, free of all synthetic pesticides.

HYBRID BROAD SPECTRUM MANUFACTURING PROCESS

With our innovative hybrid manufacturing process, we are able to preserve valuable terpenes and other beneficial compounds and cannabinoids.

THIRD PARTY TESTING

We provide third-party lab results to ensure nothing but the highest quality premium CBD oil in every batch.



POWERED BY NATURE. **ENHANCED BY *SCIENCE*.**

cbdMD


NATURAL
cbdMD
PREMIUM
CBD OIL
750MG
MADE IN THE U.S.A.


30 GUMMIES
cbdMD
PREMIUM CBD
GUMMIES
750MG
60 CAPSULES
cbdMD
PREMIUM
CBD OIL
1000MG


cbdMD
CBD
FREEZE
300MG
COLD THERAPY PAIN RELIEF
cbdMD
CBD
FREEZE
750MG
cbdMD
RECOVER
1500MG CBD
INFLAMMATION FORMULA
RELAX
cbdMD
CBD
BATH BOMB
100MG


paw cbd
Baked Cheese
CBD TREATS
300 mg
paw cbd
SOFT
CHEWS
600 mg
paw cbd
SOFT
CHEWS
150 mg

cbdMD is committed to the highest standards for CBD sourcing, extraction, and production. We offer a comprehensive line of all-natural, hemp-derived CBD oil products, including tinctures, capsules, gummies, vape oils, bath bombs, topicals, and a full line of human-grade pet products. We pride ourselves on providing customers an all-natural alternative to traditional pharmaceuticals.

Organic | No THC | Non-GMO | Gluten Free


cbdMD
Powered by cbdMD
USA MADE
+ Veterinarian Formulated CBD Treats
paw cbd
✔All-Natural ✔Human Grade ✔Non-GMO
Peanut Butter
CBD TREATS
300 mg
PAIN RELIEF GEL
cbdMD
CBD
FREEZE
INFLAMMATION CREAM
cbdMD
CBD
RECOVER
MOISTURIZING LOTION
cbdMD
CBD
REVIVE
ROMANCE
cbdMD
CBD
BATH BOMB
100MG
RESTORE
30 GUMMIES
cbdMD
PREMIUM CBD
300MG
10mg / Gummy
PAIN RELIEF ROLL ON
cbdMD
CBD
FREEZE
INFLAMMATION CREAM
cbdMD
RECOVER
300MG CBD
INFLAMMATION FORMULA
MADE IN THE U.S.A.
MINGO Rad
1500 MG
MINGO Rad
1500 MG
VANILLA
cbdMD
VAPING
CBD OIL
750MG
cbdMD
SLEEP-AID
CBD PM
500MG
MELATONIN
BERRY
cbdMD
PREMIUM
CBD OIL
3000MG
ORANGE
cbdMD
PREMIUM
CBD OIL
1500MG
30 CAPSULES
cbdMD
PREMIUM
CBD OIL
450MG
15mg / Capsule
MADE IN THE U.S.A.
paw cbd
feline
CBD OIL
300 mg
paw cbd
canine
CBD OIL
150 mg
Peanut Butter
paw cbd
canine
CBD OIL
1500 mg
www.cbdMD.com
@cbdmd.usa
@cbdmd.usa


CBD MARKET FORECASTS
cbdMD
By 2025, it is estimated that the U.S. CBD market could approach $16B (from $600M -$2B in 2018)
Source: Cowen and Company

CATEGORY TRENDS* FOR 2018-2019

cbdMD

	2018	2019
HEALTH & WELLNESS	• Diets: Keto, Paleo and Whole 30 • Body Positivity • Self-Care • Gut Health • Superfoods • Women's Health • Intermittent Fasting • Smart Jewelry	• Emphasis on mental health • Ayurveda • Sustainability • Microbiome • A one-stop shop for wellness • Natural remedies • Awareness of food allergies
BEAUTY	• Inclusivity of products ie the range of skin tones • Eco-friendly products & packaging • Skin care supplements • Oils • Face masks	• Skin care • Plant-based products • Natural and environmental • Multi-tasking skincare • Circadian Rhythm - Sleep
FITNESS	• Group Training • Wearable Technology • Yoga • Personal Training • Health Coaches • Fitness programs for Older Adults	• On-Demand Fitness • Nutritionist Apps • Meditation • Recovery • Personalized Workouts • Treadmill Workouts

*Information sourced from Harper's Bazaar, Livestrong, Mind Body Green, Women's Health and Men's Health magazine and the Annual Worldwide Survey of Fitness trends.

DO YOU USE CBD AS A SUPPLEMENT?

cbdMD



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.9%
9.2%
9.5%
7.8%
6.4%
3.7%
Total
18-24
25-34
35-44
45-54
55+

Figure 1 CBD Use Over-Indexes to Consumers Aged 18-34

Cowen's collective analysis of CBD - Feb 25, 2019:

- 2018 Retail Sales: $600M - $2B
- 2025 Estimated Retail Sales: $16B
    - $6.4B in nutraceuticals
    - $4B in topicals
- Topicals (26.2%) are the second most popular delivery mechanism, next to tinctures (43.6%)

CBD TOPICALS EXPECTED TO DOMINATE INDUSTRY SALES

cbdMD


U.S. Addressable Topical Market
U.S. CBD Topicals Market
$12.8B
$500M
$12.8B
$1.0B
$12.8B
$1.5B
2018
2019E
2020E

U.S. Topical Category Generates ~ $13B In Revenue
Source: Company Reports and Cowen and Company
CBD Topicals Could Be A $1.5B Market in 2 Years
Source: Cowen and Company

Over the next two years, analysts expect the topical CBD market to grow to $1.5B. If no growth is assumed in the category, a $1.5B topical category by 2020 would imply a 12% share of the market.

KEY DEMOGRAPHICS

cbdMD


46%
54%
% male
% female
6%
9%
26%
31%
21%
7%
18-21
22-25
26-34
35-49
50-64
65+


Caucasian
63%
Hispanic or Latino
12%
Black or African American
4%
Asian or Asian American
3%
I prefer to not say
7%
Other (please specify)
5%


60%
23%
16%
15%
10%
Spouse or partner
Children
I live alone
Roomate(s)
Parent(s) and/or sibling(s)
86%
% reside in CA
40%
% married


Unemployed
4%
<$30K
19%
$30-$49K
16%
$50-$74K
17%
$75-$99K
11%
$100-$150K
13%
$150K+
9%
46%
% college graduate+

Source: July 2017 Brightfield report

MANUFACTURING + R&D:

cbdMD

cbdMD manufactures products utilizing a hybrid broad spectrum process in a privately-owned, state-of-the-art facility in Charlotte, NC.

Each batch is tested by an independent third-party laboratory to ensure the absolute highest standards of quality control.

Current Square Footage: 40,000



Direct to Consumer via www.cbdMD.com

- 63% Retail E-Commerce
- 37% Wholesale

(Based on past 12 months)

Sold in over 2,100 U.S. locations

- Discussions with national retail and distribution accounts
- Actively expanding distribution channel
  - Grocery, Drug, Fitness, Pet, Natural/ Specialty Retailers & Big Box.

A ROBUST REVENUE RAMP

cbdMD


55%
$580K
$1.61M
$1.69M
$3.62M
$5.67M
Quarter Ending March 31 2018
Quarter Ending June 30 2018
Quarter Ending Sept 30 2018
Quarter Ending Dec 31 2018
Quarter Ending March 31 2019

cbdMD FORECAST EARN OUT TARGETS [1]


$20M
$40M
$80M
$160M
2019
2020
2021
2022
2023

1. BASED ON REVENUE EARNOUT HURDLES FROM cbdMD ACQUISITION AGREEMENT

cbdMD

CURRENT ANNUAL REVENUE RUN RATE:

$22.7M*

(APPROX.)

1. BASED ON MARCH 31, 2019 RESULTS

SELECT BALANCE SHEET INFORMATION

cbdMD

All figures shown in millions, US$

	MARCH 31, 2019
CASH	$4.6
ADDITIONAL CASH FROM SECONDARY OFFERING RECEIVED 5/15/19	$12.6
WORKING CAPITAL	$12.3
TOTAL CURRENT ASSETS	$14.1
TOTAL CURRENT LIABILITIES	$1.9

Accounts for secondary offering on 5/15/19, net proceeds of $12,650,600

POWERFUL BRAND BUILDING & EXECUTIVE TEAM

LEADERSHIP TEAM



MARTIN A. SUMICHRAST
cbdMD, Inc. Chief Executive Officer & Chairman of the Board



MARK S. ELLIOTT
cbdMD, Inc. Chief Financial Officer & Chief Operating Officer



SCOTT COFFMAN
cbdMD Industries Chief Executive Officer



CARYN DUNAYER
cbdMD Industries President

BOARD OF DIRECTORS



ANTHONY K. SHRIVER
CEO of Best Buddies International



BAKARI SELLERS
Attorney, political analyst CNN, former member South Carolina House of Representatives



SEYMOUR SIEGEL
President Siegel Rich, Inc.



GREGORY MORRIS
Sr. Executive at Healthstat



PETER J. GHILONI
Former Chief Executive of Swisher International, Inc.



SCOTT G. STEPHEN
Current Chief Growth Officer of Guaranteed Rate Mortgage, Inc.



WILLIAM F. RAINES III
Current President of DataTech Global, LLC

CAPITALIZATION AND OWNERSHIP

cbdMD

CAPITALIZATION	MAY 31, 2019
Basic Common Shares Outstanding [1]	27,720,356
Options & Warrants	1,680,755
Fully Diluted Shares Outstanding [1]	29,401,111

SHARE OWNERSHIP


Public Float
40.97%
Management &
Insiders 59.03%

(1) Includes 15,250,000 share issued for the purchase of Cure Based Development

TIMES SQUARE
DECEMBER 2018


cbdMD
cbdMD
PREMIUM
CBD OIL
750MG
ALL NATURAL
RELIEF
www.cbdMD.com
BARCLAYS
cbdMD
cbdMD

ROBUST MARKETING CAMPAIGN

First CBD company allowed to advertise in Times Square

cbdMD

FOUNDER & CREATOR OF NATIONAL CBD DAY

cbdMD


cbdMD
cbdMD
National CBD Day
www.NationalDayCalendar.com
August 8
#NationalCBDDay
NATIONAL DAY


National Hemp Day
www.NationalDayCalandar.com
February
#NationalHempDay
2.04
2019
NATIONAL HEMP DAY
cbdMD

FOUNDER & CREATOR OF NATIONAL HEMP DAY

cbdMD AD CAMPAIGNS

cbdMD



Sorry, it won't get you stoned.
#SorryNotSorry
cbdMD
www.cbdMD.com

Rolling Stone

DEC. 2018 ISSUE



Is CBD right for me?
cbdMD

ELLE

FEB. 2019 ISSUE



SLEEP NATURALLY.
WAKE REFRESHED.
CBD PM is a powerful, plant-derived, THC-free sleep aid that combines CBD, melatonin, and other natural ingredients for a restful night's sleep. Sleep Naturally. Wake Refreshed.
Use code ZZZ123 for 20% OFF
cbdMD
Visit www.cbdMD.com to learn more.

USA TODAY

MAR. 2019 ISSUE



cbdMD
TRAIN NATURALLY
COMPETE SUPERNATURALLY
USE PROMO CODE: OXYGEN20
FOR 20% OFF YOUR NEXT PURCHASE
www.cbdMD.com

oxygen

APRIL 2019 ISSUE

cbdMD AD CAMPAIGNS

cbdMD


FREEZE PAIN
FROM TEE TO GREEN
cbdMD
www.cbdMD.com


cbdMD
TRAIN NATURALLY
COMPETE SUPERNATURALLY
Use code STRONG for 20% OFF
www.cbdMD.com


HEART & STROKE
IS CBD RIGHT FOR YOU?
cbdMD


Healthy.
Heart Healthy.
Use code: STRESSLESS for 20% OFF
cbdMD
www.cbdMD.com

Golf Digest

MAY 2019 ISSUE

STRONG FITNESS MAGAZINE

MAY / JUNE 2019 ISSUE

USA TODAY

MAY 2019 ISSUE

cbdMD IN THE NEWS

> They take the time to put in the effort towards perfecting their products.

Entrepreneur

> If you're looking for premium CBD products, then it's important that you shop with reputable CBD companies that supply high-quality CBD products such as cbdMD.

Chicago Tribune

> If you have been thinking about trying CBD products, then deal with a company which stands behind its products with laboratory reports and strict quality control.

MSNBC

> The visibility a golfer of Bubba Watson's star wattage provides should stoke more mainstream acceptance of the fast-growing CBD industry.

Forbes

cbdMD CHARITY


cbdMD
MASSAGE
BEST BUDDIES CHALLENGE
HYANNIS PORT


TEAM PUERTO RICO
MXoN '18
PASTRANA
SIPES
WINDHAM


cbdMD

BEST BUDDIES CHALLENGE

NITRO CIRCUS / CBDMD PUERTO RICO

COACH RIVERA'S BOWL-A-PALOOZA

INTRODUCING

Team cbdMD

cbdMD OLYMPIC ATHLETES



LOLO JONES

2014 USA Outdoor bronze medalist

2008 Olympic Trials champion

Three-time USA Indoor champion

Two-time World Indoor champion

Indoor 60m American record holder (7.72)

2008 VISA Humanitarian Athlete of the Year

11-time NCAA All-American



cbdMD PGA GOLF



BUBBA WATSON

PROFESSIONAL GOLFER

12 PGA Tour Victories

Winner of 2012 Masters

Winner of 2014 Masters


cbdMD

MARK ANDERSON

PROFESSIONAL GOLFER

Winner of 2019 Country Club de Bogota Championship


Titleist
cbdMD

RYAN ARMOUR

PROFESSIONAL GOLFER

2018 Winner of Sanderson Farms Championship

2016 Winner of Panama Claro Championship

cbdMD & BUBBA WATSON AT THE NYSE

cbdMD



cbdMD
FOX BUSINESS


cbdMD
BIG3
OFFICIAL CBD PARTNER OF THE BIG3


cbdMD BELLATOR MMA
OFFICIAL CBD PARTNER OF BELLATOR MMA

cbdMD BODY BUILDING


cbdMD
cbdMD

JAMES FLEX LEWIS

PROFESSIONAL BODYBUILDER

7X Mr. Olympia 212lb

First 212lb Arnold Classic Winner

"As a professional Bodybuilder my body gets taxed daily. Looking for a safe remedy for aiding in inflammation relief and recovery, I was told about CBD and all its productive properties. I started to utilize it into my daily routine. Fast-forward a few years and several more Olympia titles I believe CBD has played a critical role in progressing my career."

cbdMD UFC/MMA


cbdMD
cbdMD

QUINTON "RAMPAGE" JACKSON

AMERICAN MIXED MARTIAL ARTIST

"CBD has helped me with muscle relaxation and pain in my elbow. It really helps with anxiety too. The products I love are the Freeze and bath bombs."


cbdMD

TYRON WOODLEY

4X WELTERWEIGHT CHAMPION

"I got into CBD, because 3 of my last 5 fights required a major surgery. Lots of scarred tissue and pain. My favorite product is the Freeze roller. Easy to travel with and effective."


cbdMD

MICHAEL BISPING

ESPN UFC ANALYST AND COLOR COMMENTATOR

"@cbdmd.usa got me smiling. Check out their products, you won't be disappointed."
- @mikebisping


cbdMD

CHAEL SONNEN

ESPN ANALYST/ EXPERT PRE- AND POST-FIGHT INSIGHT ON SPORTSCENTER'S COVERAGE OF UFC EVENTS

"...The reality is the human body doesn't get better with time. CBD is the first thing that helped me recover between training. It also helped me lose weight by preventing inflammation which in my body always led to water retention. I tell people to use the gummies because they taste good. Most fighters use the oils, but I'm sticking with gummies."

cbdMD SKATEBOARDING

1ST PLACE
2016 Dew Tour Long Beach, Pro Competition

1ST PLACE
2013 Dew Tour Portland, Street Style

1ST PLACE
2012 Dew Tour San Francisco, Street Style

1ST PLACE
2011 Simple Sessions

FAVORITE MALE ATHLETE
2010 Nickelodeon's Kid Choice Awards

X GAMES MEDALS




Red Bull

RYAN SHECKLER

"15 Most Influential Skateboarders Of All-time" - Fox

cbdMD SKATEBOARDING





ZION WRIGHT

USA SKATEBOARDING
2019 NATIONAL TEAM

1st Place: 2018 Vans Park Series Huntington Beach

1st Place: 2018 Copenhagen Open Berlin Finals

2nd Place: 2018 Simple Sessions

1st Place: 2016 Phoenix Am

3rd Place: 2016 Tampa Am

cbdMD MOTOCROSS / SUPERCROSS



cbdMD

TARAH GIEGER

PROFESSIONAL
MOTOCROSS RACER

Most Decorated Woman in
XG Moto X Competition

Inaugural XG MTX Racing Gold
1X Gold 5X Silver 2X Bronze
X Games Medals



cbdMD
boost
cbdMD

CHAD REED

SUPERCROSS/MOTOCROSS RIDER

"We beat ourselves up on the track and cbdMD offers athletes a natural approach to both relief and recovery"

- @crtwotwo

4-TIME AUSTRALIAN SUPERCROSS CHAMPION

2-TIME AMA SUPERCROSS CHAMPION

2009 AMA PRO MOTOCROSS 450 CHAMPION

#1 ALL-TIME PODIUM APPEARANCES

4TH ON ALL-TIME SUPERCROSS WIN LIST

MEMBER OF THE ORDER OF AUSTRALIA (AM)

cbdMD MOTOCROSS



cbdMD
enzo

X GAMES MEDALS



cbdMD
GoPro

cbdMD

NATE ADAMS

- PROFESSIONAL FREESTYLE MOTOCROSS
- RIDER AND EXTREME SPORTS ATHLETE

The most decorated Moto X athlete in X Games history with 19 medals.

cbdMD NITRO CIRCUS

NITRO CIRCUS



JARRYD MCNEIL
FMX RIDER

X Games:
7 Gold 3 Silver 2 Bronze


cbdMD

BRANDON SCHMIDT
BMX & PRO SNOWBOARDER

X Games BMX Big Air Bronze Medalist



JOSH SHEEHAN
FMX RIDER

X Games:
1 Gold 4 Silver 3 Bronze


cbdMD

KURTIS DOWNS
BMX, FMX RIDER &
PRO SNOWBOARDER

X Games BMX Big Air Bronze Medalist

cbdMD RALLYCROSS


cbdMD

STEVE ARPIN

FORMER ARCA RE/MAX SERIES
MOST POPULAR DRIVER

- 2001-2002 Snowmobile Eagle River Pro Stock World Champion
- 2008 USAC Silver Crown Series, Rookie of the Year
- 2011 – PRESENT: Current Chicagoland Speedway Nascar Truck Series Track Record Holder
- 2015: X GAMES Austin Silver Medalist


cbdMD

KEN BLOCK

CO-FOUNDER OF DC SHOES
PROFESSIONAL RALLY DRIVER

- 2015 Rally America Rookie of the Year
- 5 X Games medals
- Silver at Global X Games Barcelona RallyCross in 2013


ARPIN
[HOONIGAN]
100
cbdMD
ENEOS
TOYO TIRES

cbdMD SURFING


cbdMD

MAKUA ROTHMAN

AMERICAN BIG WAVE RIDER
PROFESSIONAL SURFER & MUSICIAN
2015 BIG WAVE WORLD CHAMPION

"So stoked to be part of the @cbdMD.usa ohana!! They got it all at cbdMD.com"

- @makuarothman


cbdMD

NATHAN FLORENCE

PROFESSIONAL SURFER
2018 O'NIEL WAVE OF THE WINTER WINNER

"Honestly my recoveries have been insane since using CBD to supplement my recovery and help with the aches and pains so thank you @cbdmd.usa!"

-@nathan_florence


cbdMD

JAMIE O'BRIEN

PROFESSIONAL FREESURFER, PRODUCER, ACTOR

One of the youngest surfers to ever win a Pipeline Masters

2003 Hansen's Pipeline Pro

2004 Fosters Expression Trestles

2004 Rip Curl Pipeline Masters

cbdMD WORLD WAKE ASSOCIATION ATHLETES


cbdMD

AUSTIN KEEN

WORLD CHAMPION OF SKIMBOARDING

Surfertoday's Most
Influential in Wave Sports

Winner of 2016 40th Annual Victoria World
Championships of Skimboarding
In Laguna Beach


cbdMD

ASHLEY KIDD

2010 2ND PLACE IN THE
WORLD WAKE SURF CHAMPIONSHIP

1st Place 2014, 2015 and
2016 World Wake
Surf Championships

2016 Ranked #1 In The Women's
Professional Division of the
CWSA World Rankings



BRIAN GRUBB

2018 Wakeboarding Magazine's
Wakeskater of the Year

2016 Nautique WWA
Wakeskate World Champion

2016 Nautique Boats
Wake Open Champion



HARLEY CLIFFORD

Voted Best Wakeboarder of the
Year at the 2015 Wake Awards.

8X World Champ

First person in the history of
competitive wakeboarding to
score a perfect 100

Won 20th Pro Wakeboard
Tour Stop 4/04/18

cbdMD VOLLEYBALL


cbdMD

GEENA URANGO

AVP, FIVB & NORCECA

2018 AVP Best Server

2018 FIVB Chetumal Three Star (Silver Medal)

2018 AVP San Francisco Open - Finalist


cbdMD

SEAN ROSENTHAL

AVP & FIVB

11 AVP tour victories

Earned the AVP award for Best Server and in 2007 won Best Defensive Player.

Two-time Olympian




cbdMD PETS
NALA CAT
4M FOLLOWERS
2.5M FOLLOWERS
24.7K FOLLOWERS
LIL BUB
2.1M FOLLOWERS
3M FOLLOWERS
817K FOLLOWERS
VENUS
TWO-FACE CAT
1.7M FOLLOWERS
1.3M FOLLOWERS
9.5K FOLLOWERS

cbdMD INSTAGRAM CELEBRITY

cbdMD







AMANDA CERNY | Instagram Celebrity // Top 3 Engagement
Twitter & YouTube Influencer

"I use CBD literally every morning and night and in between! I have found it to be absolutely incredible for overall wellness. It has provided natural pain relief and is an anti inflammatory. You guys know I never skimp on things when it comes to my health!!! I have tested #cbdMD out for months before giving them my stamp of approval. There are a lot of products in this space now and you have to really go for the high quality ones to get the benefits!!! So choose wisely my loves @cbdMD.usa"

SUMMARY OF INVESTMENT HIGHLIGHTS

cbdMD

- First American CBD company to be traded on a national exchange (NYSE American)
- First American CBD company to be added to the U.S. All-Cap Russell 3000 Index
- U.S. CBD market estimated to reach $16 billion by 2025
- 100% organically grown U.S. hemp, free of all synthetic pesticides
- Innovative hybrid broad spectrum manufacturing process preserves valuable terpenes and other beneficial compounds and cannabinoids
- Comprehensive line of all-natural, hemp-derived CBD oil products: tinctures, capsules, gummies, vape oils, bath bombs, topicals, and a full line of human-grade pet products
- Sold in over 2,100 U.S. locations and direct-to-consumer via ***www.cbdMD.com***
- Discussion underway with national retail and distribution accounts (grocery, drug, fitness, pet, natural/specialty, and big box retailers)
- Robust revenue ramp (expecting nearly 10x year-over-year sales increase for quarter ended Mar. 31, 2019
- Strong balance sheet
- Powerful brand building and executive team